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              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                     --------------------

                           Form 8-K
                        CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                            OF 1934
               DATE OF REPORT - DECEMBER 1, 1999
               (Date of earliest event reported)


                 HONEYWELL INTERNATIONAL INC.
    (Exact name of Registrant as specified in its Charter)

     DELAWARE             1-8974             22-2640650
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)          Identification
  incorporation)                               Number)



101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY   07962-2497
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (973) 455-2000


                       ALLIEDSIGNAL INC.
 (Former name or former address, if changed since last report)


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ITEM 1.  Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.

     On December 1, 1999 after the close of trading on the New
York Stock Exchange, AlliedSignal Inc. and Honeywell Inc.
consummated a merger pursuant to an Agreement and Plan of Merger dated as of June 4, 1999. Under the merger agreement, a wholly owned subsidiary of AlliedSignal merged with and into Honeywell. As a result of the merger, Honeywell has become a wholly owned subsidiary of AlliedSignal. AlliedSignal changed its name to Honeywell International Inc. at the effective time of the merger pursuant to the merger agreement. On December 2, 1999, its ticker symbol on the New York Stock Exchange changed from ALD to HON, which until December 1, 1999 had been Honeywell's ticker symbol.

     Under the merger agreement, each issued and outstanding share of Honeywell common stock was converted into the right to receive 1.875 shares of Honeywell International common stock, with fractional shares paid in cash. Honeywell International expects to issue approximately 240 million shares of its common stock in exchange for shares of Honeywell common stock outstanding at the effective time of the merger. In addition, each option to purchase Honeywell common stock outstanding under Honeywell's stock option plans was converted into an option to purchase Honeywell International shares equal to
1.875 multiplied by the number of shares subject to the option, with the exercise price for such option adjusted by dividing the exercise price per share by 1.875.

     Prior to the merger, Honeywell's assets were used in its three business segments:

      Home and Building Control. The Home and Building Control business provides products, services and solutions to create efficient, safe, comfortable indoor environments, offering controls for heating, ventilating, humidification and air-conditioning equipment; security and fire alarm systems; home automation systems; energy-efficient lighting controls; and building management systems and services.

     Industrial Control. The Industrial Control business provides one-stop, integrated automation solutions, including systems, products and services for process industries such as hydrocarbon processing, chemicals, and pulp and paper, and manufactures switches and sensors for use in vehicles, consumer products, data communication and industrial process applications and systems, as well as smart position-sensing devices and systems used in factories and package distribution systems.

     Space and Aviation Control. The Space and Aviation Control business is a supplier of avionics systems and products for the commercial, military and space markets with customers ranging from aircraft manufacturers and business aircraft operators to prime space contractors and the U.S. government.

Honeywell International expects to continue such uses for Honeywell's assets.

     Honeywell International's new 15-member Board of Directors following the merger comprises nine members from the AlliedSignal Board of Directors and six members from the Honeywell Board of Directors. They are:

     Lawrence A. Bossidy, Chairman of the Board, Honeywell International Inc. Michael R. Bonsignore, Chief Executive Officer, Honeywell
        International Inc.
     Hans W. Becherer, Chairman and CEO, Deere and Company
     Gordon M. Bethune, Chairman and CEO, Continental Airlines, Inc.
     Marshall N. Carter, Chairman and CEO, State Street Corporation
     Ann M. Fudge, Executive Vice President, Kraft Foods, Inc.
     James J. Howard, Chairman, President and CEO, Northern States
        Power Company
     Bruce Karatz, Chairman, President and CEO, Kaufman and Broad Home
        Corporation
     Robert P. Luciano, retired Chairman and CEO, Schering-Plough
        Corporation
     Russell E. Palmer, Chairman and CEO, Palmer Group
     Jaime Chico Pardo, CEO, Telefonos de Mexico, S.A. de C.V (TELMEX)
     Ivan G. Seidenberg, Chairman and CEO, Bell Atlantic Corporation
     Andrew C. Sigler, retired Chairman and CEO, Champion
         International Corporation
     John R. Stafford, Chairman, President and CEO, American Home
        Products  Corporation
     Michael W. Wright, Chairman, President and CEO, SUPERVALU INC.

     The executive officers of Honeywell International following the merger are:

     Lawrence A. Bossidy, Chairman of the Board
     Michael R. Bonsignore, Chief Executive Officer
     Robert D. Johnson, Chief Operating Officer responsible for
        Honeywell International's aerospace businesses
     Giannantonio Ferrari, Chief Operating Officer responsible for all other Honeywell International businesses
     Peter M. Kreindler, Senior Vice President and General Counsel James T. Porter, Senior Vice President, Information Systems and
        Business Services
     Donald J. Redlinger, Senior Vice President, Human Resources and
        Communications
     Richard F. Wallman, Senior Vice President and Chief Financial
        Officer.

     On December 1, 1999, Honeywell International filed a restated certificate of incorporation and new bylaws became effective. These documents are exhibits hereto.

     In connection with the merger, Honeywell International entered into an employment agreement with Mr. Bonsignore in substantially the form previously agreed to by AlliedSignal and Honeywell. Mr. Bossidy is expected to retire as Chairman of the Board of Honeywell International on or before April 1, 2000. Mr. Bonsignore has been elected to become Chairman of the Board upon Mr. Bossidy's retirement. Mr. Bonsignore's employment agreement is an exhibit hereto.

ITEMS 3-4.  Not applicable.


ITEM 5.  Other Events.

     All information concerning Honeywell which has been filed with the SEC (File No. 1-971) as part of Honeywell's Annual Report on Form 10-K for the year ended December 31, 1998, and all other reports filed by Honeywell pursuant to the Securities Exchange Act of 1934 since December 31, 1998, are incorporated herein by reference.

ITEM 6.  Not applicable.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The statement of financial position of Honeywell as of December 31, 1998 and 1997 and the statements of income, cash flow and shareowners' equity of Honeywell for the years ended December 31, 1998, 1997 and 1996 have been filed with the SEC as part of Honeywell's Annual Report on Form 10-K for the year ended December 31, 1998, and are incorporated herein by reference.

     The unaudited statement of financial position of Honeywell as of October 3, 1999 and the statements of income and cash flow of Honeywell for the nine-month and three-month periods ended October 3, 1999 and October 4, 1998 have been filed with the SEC as part of Honeywell's Quarterly Report on Form 10-Q for the quarter ended October 3, 1999, and are incorporated herein by reference.

     The unaudited statement of financial position of Honeywell as of July 4, 1999 and the statements of income and cash flow of Honeywell for the six-month and three-month periods ended July 4, 1999 and July 5, 1998 have been filed with the SEC as part of Honeywell's Quarterly Report on Form 10-Q for the quarter ended July 4, 1999, and are incorporated herein by reference.

     The unaudited statement of financial position of Honeywell as of April 4, 1999 and the statements of income and cash flow of Honeywell for the three-month periods ended April 4, 1999 and April 5, 1998 have been filed with the SEC as part of Honeywell's Quarterly Report on Form 10-Q for the quarter ended April 4, 1999, and are incorporated herein by reference.

     (b)  Pro Forma Financial Information.

     Pro forma combined condensed statements of income of Honeywell International Inc. and Honeywell Inc. for the nine-month periods ended September 30, 1999 and 1998, and the years ended December 31, 1998, 1997 and 1996 and the pro forma combined condensed balance sheet of Honeywell International Inc. and Honeywell Inc. as of September 30, 1999 are to be filed by amendment to this Current Report Form 8-K as soon as practicable, but not later than 75 days after the effective date of the merger.

     (c)  Exhibits.

     2.1 Agreement and Plan of Merger dated as of June 4, 1999 among Honeywell Inc., AlliedSignal Inc. and Blossom Acquisition Corp. (incorporated by reference to Exhibit 2.1 to AlliedSignal's Current Report on Form 8-K filed June 8, 1999).

     3(i)   Restated Certificate of Incorporation of Honeywell
            International Inc. dated as of December 1, 1999.


     3(ii) By-laws of Honeywell International Inc. dated as of December 1, 1999.

     10.14 Employment Agreement dated as of December 1, 1999 between Honeywell International Inc. and Michael R. Bonsignore.

     23.1   Consent of Deloitte & Touche LLP.

     99.1   Press Release dated December 1, 1999.

     99.2   Press Release dated December 2, 1999.


ITEMS 8-9.  Not applicable.


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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Honeywell International Inc.


                                   By:  /s/ Peter M. Kreindler
                                       ___________________________
                                       Peter M. Kreindler
                                       Senior Vice President
                                       and General Counsel


Date: December 2, 1999


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                         Exhibit Index

     2.1 Agreement and Plan of Merger dated as of June 4, 1999 among Honeywell Inc., AlliedSignal Inc. and Blossom Acquisition Corp. (incorporated by reference to Exhibit 2.1 to AlliedSignal's Current Report on Form 8-K filed June 8, 1999).

     3(i)   Restated Certificate of Incorporation of Honeywell
            International Inc. dated as of December 1, 1999.

     3(ii) By-laws of Honeywell International Inc. dated as of December 1, 1999.

     10.14 Employment Agreement dated as of December 1, 1999 between Honeywell International Inc. and Michael R. Bonsignore.

     23.1   Consent of Deloitte & Touche LLP.

     99.1   Press Release dated December 1, 1999.

     99.2   Press Release dated December 2, 1999.